Exhibit 99


                        Southcoast Financial Corporation
                                  News Release
                   Southcoast Announces First Quarter Earnings

Mt. Pleasant, S.C., April 22, 2010 / Globe Newswire / - Southcoast Financial Corporation (NASDAQ: SOCB) announced that it had unaudited net income of $363,000, or $.08 per basic share, for the quarter ended March 31, 2010. This compares to unaudited net income of $303,000, or $0.07 per basic share, for the quarter ended March 31, 2009. The March 31, 2010 earnings per share are based on 4,550,015 basic average shares compared to 4,521,890 average shares for the first quarter of 2009.

Total assets as of March 31, 2010 were $504.0 million compared to $529.1 million as of March 31, 2009; a decrease of 4.7%. Loans, excluding loans held for sale, decreased to $345.9 million, down 11.7% from $391.6 million as of March 31, 2009. Deposits during the same period decreased 4.1% to $358.2 million. As of March 31, 2010, the ratio of nonperforming assets to total assets was 7.01% and the allowance for loan losses as a percentage of loans was 2.98%.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina and nine branches in the Charleston, South Carolina area. Trading in Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Executive Vice President and
Chief Financial Officer, (843) 216-3019

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                                                                           Year
                                                                              Three Months Ended                           Ended
                                                                              ------------------                           -----
                                                                        March 2010             March 2009                 Dec. 2009
                                                                        ----------             ----------                 ---------
                                                                                   (Unaudited)                            (Audited)
INCOME STATEMENT DATA
   Net interest income ....................................            $     2,882             $     3,288             $    12,927
   Provision for loan losses ..............................                  1,000                     100                  14,544
   Noninterest income .....................................                  1,970                     641                   3,777
   Noninterest expenses ...................................                  3,332                   3,570                  15,624
   Net income .............................................            $       363             $       303                  (8,923)

PER SHARE DATA *
 Net income per share
    Basic .................................................            $      0.08             $      0.07            ($      1.97)
    Diluted ...............................................            $      0.08             $      0.07            ($      1.97)

BALANCE SHEET DATA
  Total assets ............................................            $   504,034             $   529,130             $   521,407
  Total deposits ..........................................                358,153                 373,319                 368,537
  Total loans (net) .......................................                335,567                 384,913                 346,870
  Investment securities ...................................                 84,635                  64,262                  65,042
  Other borrowings ........................................                 85,843                  85,084                  91,044
  Junior subordinated debentures ..........................                 10,310                  10,310                  10,310
  Shareholders' equity ....................................                 46,021                  54,647                  45,081

Average shares outstanding
  Basic ...................................................              4,550,015               4,521,890               4,532,149
  Diluted .................................................              4,550,015               4,521,890               4,532,149

Book value per share ......................................            $     10.11             $     12.08             $      9.93

Key ratios
  Return on assets* .......................................                   0.29%                   0.23%                  -1.73%
  Return on equity* .......................................                   3.23%                   2.24%                 -17.79%
  Equity to asset ratio ...................................                   9.13%                  10.33%                   8.65%
  Non-performing assets to assets .........................                   7.01%                   2.97%                   5.93%
  Reserve to loans ........................................                   2.98%                   1.71%                   2.81%
  Reserve to nonperforming loans ..........................                  39.95%                  52.09%                  47.50%
  Net interest margin .....................................                   2.72%                   2.84%                   2.99%

* Ratios for three months are annualized.

03/31/10 REGULATORY CAPITAL RATIOS          Total Risk-  Risk-        Tier 1
                                              Based(1)   Based(2)   Leverage(3)
                                              --------   --------   -----------

Southcoast Community Bank ................    15.22%     13.94%        9.66%
FDIC Well Capitalized Minimum ............    10.00%      6.00%        5.00%


                    (1) Total Risk- Based Capital divided by total risk-weighted assets
                    (2)  Tier 1 Capital divided by total risk - weighted assets
                    (3)  Tier 1 Capital divided by average total assets

                                                                                               Southcoast Financial Corporation
                                                                                                  Consolidated Balance Sheets

                                                                                         March 31          March 31      December 31
                                                                                           2010              2009           2009
                                                                                           ----              ----           ----

                                                                                        (Unaudited)       (Unaudited)     (Audited)
Assets
Cash and due from banks ..........................................................       $  17,409        $  19,903       $  40,790
Federal Funds sold ...............................................................             452              364             109
Investments ......................................................................          84,635           64,262          65,042
Loans held for sale ..............................................................             450              984             320
Loans ............................................................................         345,890          391,611         356,912
Less: Allowance for loan losses ..................................................          10,323            6,698          10,042
                                                                                         ---------        ---------       ---------
Net loans ........................................................................         335,567          384,913         346,870
Fixed assets .....................................................................          23,223           27,774          22,692
Other assets .....................................................................          42,298           30,930          45,584
                                                                                         ---------        ---------       ---------
    Total Assets .................................................................       $ 504,034        $ 529,130       $ 521,407
                                                                                         =========        =========       =========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing ............................................................          24,767           30,508       $  25,922
 Interest bearing ................................................................         333,386          342,811         342,615
                                                                                         ---------        ---------       ---------
  Total deposits .................................................................         358,153          373,319         368,537
Other borrowings .................................................................          85,843           85,084          91,044
Other liabilities ................................................................           3,707            5,770           6,435
Junior subordinated debentures ...................................................          10,310           10,310          10,310
                                                                                         ---------        ---------       ---------
   Total liabilities .............................................................         458,013          474,483         476,326

Shareholders' Equity
 Common Stock ....................................................................          53,611           53,477          53,583
 Retained Earnings and Accumulated Other Comprehensive Income or Loss ............          (7,590)           1,170          (8,502)
                                                                                         ---------        ---------       ---------
   Total shareholders' equity ....................................................          46,021           54,647          45,081
                                                                                         ---------        ---------       ---------
   Total Liabilities and
     Shareholders' equity ........................................................       $ 504,034        $ 529,130       $ 521,407
                                                                                         =========        =========       =========

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                    (Dollars in thousands, except share data)

                                                 Quarter Ended
                                                     March 31,        March 31,
                                                       2010             2009
                                                       ----             ----
                                                    (Unaudited)      (Unaudited)
Interest Income
 Interest and fees on loans ...................     $     4,774     $     6,019
 Interest on investments ......................             700             712
 Interest on Fed funds sold ...................               1               1
                                                    -----------     -----------
   Total interest income ......................           5,475           6,732

Interest expense ..............................           2,593           3,444
                                                    -----------     -----------
   Net interest income ........................           2,882           3,288
Provision for loan losses .....................           1,000             100
                                                    -----------     -----------
   Net interest after provision ...............           1,882           3,188

Other noninterest income ......................           1,970             641
                                                    -----------     -----------
   Total operating income .....................           3,852           3,829

Noninterest expense
 Salaries and benefits ........................           1,664           2,066
 Occupancy and furniture and equipment ........             806             665
 Other expenses ...............................             862             839
                                                    -----------     -----------
   Total noninterest expense ..................           3,332           3,570

Income before taxes ...........................             520             259
Income tax expense(benefit) ...................             157             (44)
                                                    -----------     -----------
Net income ....................................     $       363     $       303
                                                    ===========     ===========
Basic net income per common share .............     $      0.08     $      0.07

Diluted net income per common share ...........     $      0.08     $      0.07

Average number of common shares
    Basic .....................................       4,550,015       4,521,890
    Diluted ...................................       4,550,015       4,521,890